As filed pursuant to Rule 497(e)

under the Securities Act of 1933

Registration No. 333-58314

811-03859

AIG SUNAMERICA LIFE ASSURANCE COMPANY

Variable Separate Account

SUPPLEMENT TO THE WM DIVERSIFIED STRATEGIES VARIABLE ANNUITY PROSPECTUS

Dated May 1, 2003

This supplement replaces all previous supplements.

The WM REIT Fund is now available for investment.

The footnote to the WM REIT Fund at the top of page 14 should be deleted.

Insert as a new fifth paragraph under "Fixed Investment Options," page 14:

You may systematically transfer interest earned in your multi-year fixed investment option into any of the Variable Portfolios. These systematic transfers do not count toward the 15 free transfers per contract year and are not subject to a market value adjustment. You may change or terminate these systematic transfers by contacting Our Annuity Service Center.

Date: August 4, 2003

Please keep this Supplement with your Prospectus.